John Hancock Funds III

Supplement dated November 24, 2015 to the current Class R1, Class R2, Class R3, Class R4, and Class R5

Summary Prospectus

John Hancock Select Growth Fund (the “Fund”)

Effective as of November 25, 2015, Class R5 shares of the Fund will be closed to new investors.

Other share classes of the Fund will continue to be made available to all current and eligible prospective investors.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.